                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                          ____________________________

                                    FORM 8-K

                          ___________________________

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                August 14, 1995



                        CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)


            1-9046                                  11-2776686
   (Commission File Number)                        (IRS Employer
                                              Identification Number)



                 One Media Crossways, Woodbury, New York  11797
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (516) 364-8450

     Item 7.   Financial Statements, Pro Forma Financial Information and
               Exhibits

          (b) Pro Forma Financial Information

          Cablevision Systems Corporation (the "Registrant") files herewith the pro forma financial information that would be required pursuant to Article 11 of Regulation S-X for the six months ended June 30, 1995.


            CONDENSED PRO FORMA FINANCIAL CONSOLIDATED INFORMATION

     The following condensed pro forma consolidated balance sheet as of June 30, 1995 presents the Company's financial position as adjusted to give effect to the acquisition of Cablevision of Boston Limited Partnership ("Cablevision of Boston"), as if it had occurred as of that date. The following condensed pro forma consolidated statement of operations for the year ended December 31, 1994 presents the Company's consolidated results of operations as adjusted to give effect to (i) the acquisition (the "AMCC Acquisition") of partnership interests in American Movie Classics Company ("AMCC"), (ii) the acquisition of substantially all of the assets of Monmouth Cablevision Associates, L.P. ("Monmouth Cable"), Riverview Cablevision Associates, L.P. ("Riverview Cable") and Framingham Cablevision Associates, L.P. ("Framingham Cable") and (iii) the acquisition of Cablevision of Boston, as if the acquisition of interest in AMCC, the acquisition of Monmouth Cable, Riverview Cable and Framingham Cable and the acquisition of Cablevision of Boston had occurred at the beginning of the period presented. The following condensed pro forma consolidated statement of operations for the six months ended June 30, 1995 presents the Company's consolidated results of operations as adjusted to give effect to the acquisition of Cablevision of Boston as if the acquisition of Cablevision of Boston had occurred at the beginning of the period presented.

     The condensed pro forma consolidated financial statements should be read in conjunction with the notes thereto and the historical consolidated financial statements and notes thereto incorporated herein by reference. The pro forma financial information is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transactions occurred on the dates indicated nor does it purport to indicate the future results of operations or the financial condition of the Company.

                CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
                                JUNE 30, 1995*
                             (DOLLARS IN THOUSANDS)

ASSETS

                                                           CABLEVISION OF    PRO FORMA AS
                                             HISTORICAL        BOSTON          ADJUSTED
                                             ----------    --------------    ------------
Cash and cash equivalents..................  $   23,487     $  5,967 (1)       $   26,454
                                                              (3,000)(2)
Accounts receivable, trade.................      71,406        2,165 (1)           73,571
Notes and other receivables................      17,872          601 (1)           18,473
Prepaid expenses and other current assets..      13,256          470 (1)           13,726
Property, plant and equipment, net.........     916,312       35,863 (1)          952,175
Investments in and advances to affiliates..     182,080      (17,462)(1)          164,618
Feature films..............................     151,113                           151,113
Intangible assets, net.....................     795,631      114,188 (2)          908,594
                                                              (1,225)(3)
Deferred financing and other costs, net....      48,592        1,000 (2)           49,592
Deferred interest expense..................      35,119                            35,119
                                             ----------     --------           ----------
                                             $2,254,868     $138,567           $2,393,435
                                             ==========     ========           ==========

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Accounts payable...............................  $   117,203      $  9,286 (1)   $   126,489
Accrued expenses...............................      213,562         9,186 (1)       222,748
Accounts payable to affiliates.................       27,577           665 (1)        28,242
Feature films..................................      131,026                         131,026
Bank debt......................................    1,499,762        80,773 (2)     1,580,535

Senior term debt...............................      880,888                         880,888
Subordinated debentures........................      623,571                         623,571
Subordinated notes payable.....................      141,268                         141,268
Obligation to related party....................      190,212                         190,212
Capital lease obligations and other debt.......       10,241         2,048 (1)        12,289
                                                 -----------      --------       -----------
                                                   3,835,310       101,958         3,937,268
                                                 -----------      --------       -----------
Deficit investment in affiliates...............      436,321                         436,321
                                                 -----------      --------       -----------

Stockholders' deficiency.......................
  Preferred stock..............................            2                               2
  Common stock.................................          238             6 (2)           244
  Par value in excess of capital contributed...      (71,888)       37,828 (2)       (35,285)
                                                                   (1,225) (3)
  Accumulated deficit..........................   (1,941,878)                     (1,941,878)
                                                 -----------      --------       -----------
                                                  (2,013,526)       36,609        (1,976,917)
Less, treasury stock, at cost (50,000 shares)..       (3,237)                         (3,237)
                                                 -----------      --------       -----------
                                                  (2,016,763)       36,609        (1,980,154)
                                                 -----------      --------       -----------
                                                 $ 2,254,868      $138,567       $ 2,393,435
                                                 ===========      ========       ===========

----------------------
* See Note A of Notes to Condensed Pro Forma Consolidated
  Financial Statements.

            CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1994*

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                             AMERICAN        MONMOUTH CABLE,
                                              MOVIE        RIVERVIEW CABLE AND      PRO FORMA    CABLEVISION OF       PRO FORMA AS
                                 HISTORICAL  CLASSICS        FRAMINGHAM CABLE      CABLEVISION       BOSTON             ADJUSTED
                                 ----------  --------      -------------------     -----------   --------------       ------------
Net Revenues...................  $ 837,169   $50,951 (4)      $ 47,286 (10)        $ 935,406      $59,239 (16)         $ 994,645
                                 ---------   -------          --------             ---------      -------              ---------
Operating expenses:
  Technical....................    302,885    16,262 (4)        15,127 (10)          334,274       26,749 (16)           361,023
  Selling, general and
    administrative.............    195,942    16,105 (4)         9,199 (10)          218,359       17,119 (16)           233,386
                                                (859)(8)        (2,028)(13)                        (2,092)(17)
  Restructuring charge.........      4,306                                             4,306                               4,306
  Depreciation and
    amortization...............    271,343       142 (4)        12,488 (10)          322,073        8,428 (16)           341,539
                                              10,827 (9)        27,273 (11)                        11,038 (17)
                                 ---------   -------          --------             ---------      -------              ---------

                                   774,476    42,477            62,059               879,012       61,242                940,254
                                 ---------   -------          --------             ---------      -------              ---------
  Operating profit (loss)......     62,693     8,474           (14,773)               56,394       (2,003)                54,391
                                 ---------   -------          --------             ---------      -------              ---------
Other income (expense)
  Interest expense.............   (263,299)   (1,510)(4)        (4,657)(10)         (288,174)      (8,955)(16)          (295,577)
                                              (7,615)(6)       (11,093)(12)                         1,552 (18)
  Interest income..............      1,518       305 (4)            59 (10)            1,882          216 (16)             2,098
  Share of affiliates' net loss    (82,864)   (4,304)(7)          (521)(14)          (87,961)                            (87,961)
                                                                  (272)(15)
  Write off of deferred
    financing costs............     (9,884)                                           (9,884)                             (9,884)
  Loss on redemption of
    debentures.................     (7,088)                                           (7,088)                             (7,088)
  Provision for preferential
    payment to related party...     (5,600)                                           (5,600)                             (5,600)
  Minority interest............     (3,429)   (4,321)(5)                              (7,750)                             (7,750)
  Miscellaneous, net...........     (7,198)      (23)(4)          (131)(10)           (7,352)        (307)(16)            (7,659)
                                 ---------   -------          --------             ---------      -------              ---------
Net loss.......................   (315,151)   (8,994)          (31,388)             (355,533)      (9,497)              (365,030)
Preferred stock dividend
  requirement..................     (6,385)                                           (6,385)                             (6,385)
                                 ---------   -------          --------             ---------      -------              ---------
Net loss applicable to common
  shareholders.................  $(321,536)  $(8,994)         $(31,388)            $(361,918)     $(9,497)             $(371,415)
                                 =========   =======          ========             =========      =======              =========

Net loss per common share......  $  (13.72)                                                                            $  (15.45)
                                 =========                                                                             =========
Average number of common
  shares outstanding (in
  thousands)...................     23,444                                                                                24,037
                                 =========                                                                             =========


----------------------

* See Note B of Notes to Condensed Pro Forma Consolidated
Financial Statements.

            CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1995*
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   CABLEVISION   CABLEVISION OF       PRO FORMA AS
                                    HISTORICAL       BOSTON             ADJUSTED
                                   -----------   --------------       ------------
Net Revenues.....................    $ 509,135      $30,671 (19)         $ 539,806
                                     ---------      -------              ---------
Operating expenses:
  Technical......................      193,243       14,334 (19)           207,577

  Selling, general and
    administrative...............      131,611        9,510 (19)           140,031
                                                     (1,090)(20)
  Depreciation and
    amortization.................      159,537        4,421 (19)           169,477
                                                      5,519 (20)
                                     ---------      -------              ---------

                                       484,391       32,694                517,085
                                     ---------      -------              ---------
  Operating profit (loss)........       24,744       (2,023)                22,721
                                     ---------      -------              ---------
Other income (expense)
  Interest expense...............     (155,318)      (5,397)(19)          (158,962)
                                                      1,753 (21)
  Interest income................          790          162 (19)               952
  Share of affiliates' net loss..      (52,692)                            (52,692)
  Write off of deferred
    financing costs..............       (2,888)                             (2,888)
  Provision for preferential
    payment to related party.....       (2,800)                             (2,800)
  Minority interest..............       (4,276)                             (4,276)
  Miscellaneous, net.............       (2,999)         (89)(19)            (3,088)
                                     ---------      -------              ---------
Net loss.........................     (195,439)      (5,594)              (201,033)
Preferred stock dividend
  requirement....................       (4,918)                             (4,918)
                                     ---------      -------              ---------
Net loss applicable to common
  shareholders...................    $(200,357)     $(5,594)             $(205,951)
                                     =========      =======              =========
Net loss per common share........       $(8.45)                             $(8.47)
                                     =========                           =========
Average number of common
  shares outstanding (in
  thousands).....................       23,710                              24,303
                                     =========                           =========

----------------------
* See Note C of Notes to Condensed Pro Forma Consolidated
Financial Statements.

Note A--Notes to Condensed Pro Forma Balance Sheet as of June 30, 1995

CABLEVISION OF BOSTON ACQUISITION

(1) As a result of the acquisition of Cablevision of Boston, the assets and liabilities purchased will be combined with the Company's consolidated balance sheet amounts. The adjustments referenced by this Note (1) reflect the consolidation of such amounts as of the balance sheet date.

(2) Represents (a) the total cost of interests in Cablevision of Boston not owned by the Company to be paid by the issuance of Class A Common Stock of the Company valued at $37,834,000, (b) estimated transaction costs of $2,000,000 and financing costs of $1,000,000, (c) bank borrowings of $80,773,000 to be used to refinance Cablevision of Boston's bank debt and accrued interest thereon of $61,106,000, repay amounts owned to Dolan of $19,667,000 for management fees, loans, accrued interest and preferred equity and (d) the excess ($114,188,000) of the purchase price over the value of the net liabilities acquired.

(3) Represents the amount paid to Dolan for his general partnership interest and the assumption of his share of the excess liabilities over net assets of Cablevision of Boston ($1,225,000) (such amount to be charged to par value in excess of capital contributed). Interests in the Dolan-owned assets and liabilities are recorded in the pro forma balance sheet at Cablevision of Boston's historical cost.

Note B--Notes to Condensed Pro Forma Consolidated Statement of Operations for the Year Ended
December 31, 1994

AMERICAN MOVIE CLASSICS COMPANY ACQUISITION

(4) As a result of the AMCC Acquisition, which was consummated on July 11, 1994, the results of operations of AMCC are combined with the Company's consolidated results of operations. The adjustments referenced by this Note (4) reflect the consolidation of such amounts for the period January 1, 1994 through July 10, 1994.

(5) Represents the 25.1% minority partnership interest in the results of operations of AMCC owned by National Broadcasting Company, Inc. ("NBC") and Liberty Media Corporation.

(6) Represents interest expenses, at 8.0% per annum, on the $181,903,000 of debt incurred by the Company to fund the purchase of the additional approximate 50% interest in AMCC. NBC will not share in this expense.

(7) Represents the income of AMCC previously recorded by the Company using the equity method of accounting.

(8) Represents the elimination of management fees paid to the former partner by AMCC. In connection with the purchase of the approximate 50% interest in AMCC, the Company also purchased the right to received such fees in the future.

(9) Represents the amortization, based on an average 10-year life, of the excess cost over fair value of assets acquired resulting from the purchase of the additional approximate 50% interest in AMCC. NBC will not share in this expense.

MONMOUTH CABLE, RIVERVIEW CABLE AND FRAMINGHAM CABLE ACQUISITION

(10) As a result of the acquisition of Monmouth Cable and Riverview Cable, which was consummated on August 8, 1994, the results of operations of Monmouth Cable and Riverview Cable are combined with the Company's consolidated results of operations. The adjustments referenced by this Note (10) reflect the consolidation of such amounts for the period January 1, 1994 through August 7, 1994.

(11) Represents the depreciation and amortization, based on an average 10-year life, of the step-up in property, plant and equipment, franchise costs and the excess cost over fair value of assets acquired of $39,761,000 for the period, offset by the elimination of pre-acquisition depreciation and amortization of $12,488,000.

(12) Represents interest expense of $15,750,000 attributable to $237,800,000 of bank borrowings (interest expense of $10,444,000 at a 7.32% interest rate); $132,158,000 of 6% senior subordinated notes (interest expense of $4,758,000); $9,110,000 of a 6% indemnification note (interest expense of $328,000); and amortization of deferred finance costs of $220,000 offset by pre-acquisition interest expense of $4,657,000 incurred by Monmouth Cable and Riverview Cable.

(13) Represents the elimination of management fees of $2,378,000 paid to a former general partner by Monmouth Cable and Riverview Cable and the elimination of an adjustment ($350,000) made in the first half of 1994 to reduce prior period overaccruals of franchise fees.

(14) As a result of the acquisition of Framingham Cable, which was consummated on August 8, 1994, by the Company and Warburg Pincus, a 30% Pre-Payout interest in the results of Framingham Cable will be combined with the Company's consolidated results of operations. The adjustment referenced by this Note
 (14) reflects the 30% Pre-Payout interest for the period January 1, 1994 through August 7, 1994.

(15) Represents the Company's 30% share of reduced costs for management fees of $56,000, offset by additional expenses relating to the acquisition for depreciation and amortization of $249,000 and interest of $79,000.

CABLEVISION OF BOSTON ACQUISITION

(16) As a result of the acquisition of Cablevision of Boston (and issuance of the Company's Class A Common Stock), the results of operations of Cablevision of Boston will be combined with the Company's consolidated results of operations. The adjustments referenced by this Note (16) reflect the consolidation of such amounts for the year ended December 31, 1994.

(17) Represents the amortization, based on an average 10-year life, of the excess cost over fair value of assets acquired of $11,296,000 for the period, offset by the elimination of amortization of previous intangibles of $258,000 and the elimination from selling, general and administrative expenses of management fees payable by Cablevision of Boston to Cablevision Systems Services Corporation ($2,092,000).

(18) Represents interest expense of $7,188,000 attributable to $80,773,000 of bank debt (8.9% interest rate) reduced by pre-acquisition interest expense of $8,740,000 incurred by Cablevision of Boston on its bank debt and debt owed to Dolan and the Company.

Note C--Notes to Condensed Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 1995

CABLEVISION OF BOSTON ACQUISITION

(19) As a result of the acquisition of Cablevision of Boston (and issuance of the Company's Class A Common Stock), the results of operations of Cablevision of Boston will be combined with the Company's consolidated results of operations. The adjustments referenced by this Note (19) reflect the consolidation of such amounts for the six months ended June 30, 1995.

(20) Represents the amortization, based on an average 10-year life, of the excess cost over fair value of assets acquired of $5,648,000 for the period, offset by the elimination of amortization of previous intangibles of $129,000 and the elimination from selling, general and administrative expenses of management fees payable by Cablevision of Boston to Cablevision Systems Services Corporation ($1,090,000).

(21) Represents interest expense of $3,565,000 attributable to $80,773,000 of bank debt (8.9% interest rate) reduced by pre-acquisition interest expense of $5,318,000 incurred by Cablevision of Boston on its bank debt and debt owed to Dolan and the Company.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          CABLEVISION SYSTEMS CORPORATION



            By: /s/ William J. Bell
               --------------------------------
                William J. Bell
                Vice Chairman


Dated: August 31, 1995